                                                                EXHIBIT (24)(A)

                           POWER OF ATTORNEY OF DIRECTORS

         KNOW ALL PERSONS BY THESE PRESENTS, that I, a Director of IBM Credit Corporation, a Delaware corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 for $10,000,000,000 (plus any amounts issuable under Rule 429 pursuant to Registration Statement No. 333-42755), of Indebtedness of the Corporation, hereby constitute and appoint Walter S. Berman, Joseph C. Lane, Paula L. Summa, John V. Palermo, Cassio A. Calil, John J. Shay, Jr., and Joanne H. Barbrack, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we have each executed this Power of Attorney as of this 19th day of August, 1999.

                                         /s/ Walter S. Berman
                                         Walter S. Berman
                                         Director

                                         /s/ Joseph C. Lane
                                         Joseph C. Lane
                                         Director

                                         /s/ Paula L. Summa
                                         Paula L. Summa
                                         Director

                                                                EXHIBIT (24)(A)


POWER OF ATTORNEY OF THE PRINCIPAL EXECUTIVE OFFICER

         KNOW ALL PERSONS BY THESE PRESENTS, that I, Joseph C. Lane, the President of IBM Credit Corporation, a Delaware corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 for $10,000,000,000 (plus any amounts issuable under Rule 429 pursuant to Registration Statement No. 333-42755), of Indebtedness of the Corporation, hereby constitute and appoint Walter S. Berman, Paula L. Summa, John V. Palermo, Cassio A. Calil, John J. Shay, Jr., and Joanne H. Barbrack, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, I have executed this Power of Attorney as of this 19th day of August, 1999.


                                         /s/ Joseph C. Lane
                                         -----------------------
                                         Joseph C. Lane
                                         President

                                                             EXHIBIT (24)(A)

POWER OF ATTORNEY OF THE PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

         KNOW ALL PERSONS BY THESE PRESENTS, that I, Paula L. Summa, the Vice President, Finance of IBM Credit Corporation, a Delaware corporation (the "Corporation"), which may file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933, a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933 for $10,000,000,000 (plus any amounts issuable under Rule 429 pursuant to Registration Statement No. 333-42755), of Indebtedness of the Corporation, hereby constitute and appoint Walter S. Berman, Joseph C. Lane, John V. Palermo, Cassio A. Calil, John J. Shay, Jr., and Joanne H. Barbrack, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, such registration statement and any and all amendments to the aforementioned registration statement, and to file said registration statement and amendments thereto so signed with all exhibits thereto, and any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, we have each executed this Power of Attorney as of this 19th day of August, 1999.

                                         /s/ Paula L. Summa
                                         ----------------------
                                         Paula L. Summa
                                         Vice President, Finance